Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Amendment No. 2
to
Commercial Agreement

This Amendment No. 2 (this “Amendment”) is made and entered into by and between Microsoft Corporation, a Washington corporation (“Microsoft”), Barnes and Noble, Inc., a Delaware corporation (“B&N”) and NOOK Media LLC, a Delaware limited liability company (“NewCo”), effective as of March 10, 2014 (the “Amendment No. 2 Effective Date”).

Background and Purpose

A.           The parties previously entered into a Commercial Agreement with an Effective Date of October 4, 2012, as amended by Amendment No. 1 and the Amended and Restated Exhibit E to the Commercial Agreement (the Commerce Platform Agreement) (collectively, the “Commercial Agreement”).

B.           The parties desire to amend the Commercial Agreement as set forth in this Amendment.

Agreement
The parties therefore agree as follows:

Section 1.  Definitions.

Terms defined in the Commercial Agreement will have the same meanings when used in this Amendment with initial letters capitalized.

Section 2.  Amendments to Commercial Agreement.

2.1        Microsoft Products and Services (Section 3).

2.1.1    The first sentence and first word of the second sentence of Section 3.1 of the Commercial Agreement (i.e., “The parties will in good faith explore the scenarios described in this Section 3, subject to the Microsoft product and service strategy.  Upon”) are hereby deleted and replaced with the following:

“3.1.1   Content Availability. [***]

3.1.2   Enabling the Microsoft Consumer Reader. [***]

3.1.3   Enabling Additional Microsoft Products and Services. [***]

2.1.2    The following new Sections3.1.4 and 3.1.5 are hereby added and incorporated into the Commercial Agreement immediately after Section 3.1.3:

3.1.4   DRM Support. [***]

3.1.5   Marketing License. [***]

2.1.3    The following two sentences are added and incorporated into the Commercial Agreement at the end of Section 3.3:

“NewCo and Microsoft will ensure that a reasonable consumer who purchases Reading Content from the NewCo Store through the Microsoft Consumer Reader could clearly understand without ambiguity that they are purchasing such Reading Content from the NewCo Store and NewCo.  Without limiting the generality of the foregoing, there will be NewCo branding

(a)  on pages where there is exclusively NewCo Store content, such as in the manner shown in slides 2 and 3 included in Exhibit F; and

(b)  so long as NewCo is the exclusive content provider for the Microsoft Consumer Reader, on the first screen a user sees when they launch the Microsoft Consumer Reader for the first time, such as in the manner shown in slide 1 included in Exhibit F; provided that, for the avoidance of doubt, there is no requirement for NewCo branding on the first screen when the user subsequently opens the Microsoft Consumer Reader.

NewCo hereby grants to Microsoft and its Subsidiaries a non-exclusive, irrevocable, non-transferable (except as provided for in Section 14.7), royalty-free, worldwide license to use, reproduce, distribute and display (e.g., in Microsoft Products and Services and related marketing materials) NewCo’s name, logos, marks, branding and other identifiers to identify and market the NewCo Apps, the NewCo Store and Content in the NewCo Store and as may otherwise be reasonably required to comply with their obligations or exercise their rights under this Agreement, all subject to and in accordance with any guidelines agreed upon by NewCo and Microsoft pursuant to Section 4.2.5.”

Exhibit F attached to this Amendment is hereby added and incorporated into the Commercial Agreement immediately after Exhibit E.

2.1.4   The following new Sections 3.4 and 3.5 are hereby added and incorporated into the Commercial Agreement immediately after Section 3.3:

“3.4   Review of the Microsoft Consumer Reader. [***]

3.5   The Microsoft Consumer Reader. [***]

2.2          Microsoft ID System (Section 4.2).

The following new Section 4.2.5is hereby added and incorporated into the Commercial Agreement immediately after Section 4.2.4:

“4.2.5   Customer Marketing.  [***]”

2.3          Geo Expansion (Section 5).

 2.3.1   The following new Sections 5.7 and 5.8 are hereby added and incorporated into the Commercial Agreement immediately after Section 5.6:

“5.7           Microsoft Delays. If Microsoft does not make the Microsoft Commerce Platform available in any Geo selected by NewCo pursuant to clause (c) or (d) of Section 5.1, clause (b) or (c) of Section 5.2, clause (c) or (d) of Section 5.3or clause (c) or (d) of Section 5.4 in time for NewCo to meet the applicable deadline set forth therein, then the parties will meet to negotiate in good faith a mutually acceptable new deadline.

5.8           NewCo Windows App Development, Distribution and Support After the MCR Transition Date.

5.8.1           Changes in NewCo Responsibilities. NewCo will not be required to continue development or distribution of the NewCo Windows App (including subsequent versions and updates) after the MCR Transition Date. Without limitation of the foregoing, NewCo will not have any continuing obligations under Section 5.2 after the MCR Transition Date. However, if NewCo elects to develop or distribute any NewCo Windows App after the MCR Transition Date, the terms and conditions of this Agreement other than Section 5.2 will apply to such development and distribution [***].  For the avoidance of doubt, NewCo may, at any time, cease any such development or distribution after the MCR Transition Date; provided, however, that NewCo will give Microsoft at least ninety (90) days prior written notice of the cessation of distribution or support of the NewCo Windows App in any Geo (each, a “NewCo Windows App Discontinuation Notice”).

5.8.2           Changes in Microsoft’s Responsibilities.  Microsoft’s obligations with respect to development, distribution and support of the NewCo Windows App (including Microsoft’s obligations under Section 2.5 and 5.3) after the MCR Transition Date will (a) be limited in scope to those Geos for which NewCo develops, distributes and supports the NewCo Windows App and (b) terminate with respect to any such Geo upon the earlier of (i) when NewCo ceases distribution or support of the NewCo Windows App for such Geo or (ii) Microsoft meets the Performance Threshold for such Geo.

5.8.3           Redirection Upon Cessation of Support.  Upon receipt of a NewCo Windows App Discontinuation Notice, NewCo and Microsoft will cooperate in good faith to agree upon the manner in which the NewCo Windows App in the applicable Geo(s) will redirect users of the NewCo Windows App in such Geo(s) to the Microsoft Consumer Reader no later than 90 days following Microsoft’s receipt of the applicable NewCo Windows App Discontinuation Notice. For example, upon any attempt to launch the NewCo Windows App in any such Geo, a redirect in the NewCo Windows App would automatically launch the Microsoft Consumer Reader in lieu of the NewCo Windows App or the user would see a link directing them to launch the Microsoft Consumer Reader.

2.3.2    The phrase “subject to Section 5.8” is added and incorporated into the Commercial Agreement:

(a)           at the end of the first sentence of Section 2.1.2;

(b)           [***];

(c)           at the end of the first sentence of Section 2.4.3;

(d)           after the phrase “end of the Term,” in the second sentence of Section 2.5.1;

(e)           [***]; and

(f)           at the beginning of the first sentence of each of Sections [***], 5.1, 5.2, 5.3.

2.4         Development and Distribution of NewCo Phone App (Section 6).

2.4.1    Section 6.1 of the Commercial Agreement is hereby amended to read in its entirety as follows:

“6.1   General.  NewCo will not have any obligation to develop or distribute any NewCo Phone App under this Agreement.  However, if NewCo elects to develop and distribute a NewCo Phone App for any Geo, then the following will apply:

6.1.1            Development.  NewCo will use commercially reasonable efforts to develop, obtain certification and make the NewCo Phone App commercially available in the WP Marketplace for the applicable Geo in accordance with this Agreement and the Application Provider Agreement. If NewCo determines that it is economically attractive to support the purchase and/or consumption of Reading Content, NewCo will use good faith efforts to complete development, obtain certification and make localized versions of the NewCo Phone App in the same languages as the NewCo Windows App commercially available in the WP Marketplace for the applicable Geo.  The NewCo Phone App will be provided at no cost to Windows Phone end users.

6.1.2           Updates. NewCo will be responsible for developing and releasing updates to the NewCo Phone App, including updates for successor versions of the initial version of the Windows Phone Software. Such updates will be distributed in accordance with the then-current Application Provider Agreement.

6.1.3           Certification. NewCo will submit each version of the NewCo Phone App to Microsoft for certification and distribution through the WP Marketplace. Each submission will be treated in accordance with the Application Provider Agreement. NewCo will make good faith efforts to address any issues raised during certification in a timely fashion, and Microsoft will use its good faith efforts to assist NewCo in completing the certification process as promptly as practicable, to ensure that each version of the NewCo Phone App is available on the agreed schedule. [***].

6.1.4           [***] Requirement. [***]

6.1.5           End User Support. As between Microsoft and NewCo, NewCo will be responsible for providing, and will use commercially reasonable efforts to provide, end user support for the NewCo Phone App and its Content distribution services.

6.1.6           Additional Provisions.  All of the other provisions of this Agreement which, by their terms apply to the development or distribution of the NewCo Phone App (including Section 4.1.4), will apply.”

2.4.2    Sections 6.3 and 6.4 are hereby deleted from the Commercial Agreement.

2.5         Revenue Share (Section 7.1).

Section 7.1 of the Commercial Agreement is hereby amended to read in its entirety as follows:

7.1           Revenue Share.  Beginning on the Launch Date and throughout the end of the Term, NewCo and Microsoft will [***] Net Revenue.  However, beginning after the Promotion Trigger for a Region, NewCo and Microsoft [***] Net Revenue [***]. The sharing described in this Section 7.1 is implemented in Section 7.2.

2.6        Rights to Use Data (Section 8.1).

Section 8.1 of the Commercial Agreement is hereby amended to read in its entirety as follows:

“8.1  Rights to Use Data.  Each party has the right to use data in its systems related to its performance under this Agreement, except to the extent prohibited by law, by the conditions under which the relevant Content was acquired or by the guidelines developed and agreed upon by NewCo and Microsoft pursuant to Section 4.2.5 and subject to the following:

8.1.1           Restriction on Microsoft’s Use of NewCo Data.  Except as permitted by the guidelines developed and agreed upon by NewCo and Microsoft pursuant Section 4.2.5, Microsoft will not transfer any NewCo Data to a third party for use by such third party in any way that directly competes with NewCo’s e-reading business.  For the avoidance of doubt, this restriction does not apply to the use of NewCo transactions data  (i.e., a subset of NewCo Data that includes identity of purchaser, product purchased and price) by Microsoft solely for the benefit of Microsoft Products and Services and not for use by third parties (subject to privacy policy provisions and applicable law and other legal requirements), so long as Microsoft does not use such NewCo transactions data in a manner that deliberately disadvantages NewCo vis a vis its competitors in the e-reading business.  For the avoidance of doubt and subject to the foregoing sentence, Microsoft may use customers’ transaction histories to deliver the best customer experience for users of Microsoft Products and Services (e.g., to develop recommendations for the purchase or other acquisition of Content through Microsoft Products and Services, whether from the NewCo Store or other sources) or to re-deliver (e.g., from the NewCo Store or other sources) any Content previously purchased or otherwise acquired from the NewCo Store.  Upon NewCo’s request, the parties will explore in good faith solutions to address instances in which NewCo reasonably believes that Microsoft’s use of NewCo transactions data disadvantages NewCo.

8.1.2           Restriction on NewCo’s Use of Data. Except as permitted by the guidelines developed and agreed upon by NewCo and Microsoft pursuant to Section 4.2.5, NewCo will not transfer any NewCo Data solely related to purchases to a third party for use by such third party for the purpose of directly competing with Microsoft.  Notwithstanding the foregoing, NewCo may use such purchase data for any purpose including driving customer experiences across the NewCo ecosystem so long as such data is not identified to be sourced from Microsoft or its customers.

2.7         Intellectual Property (Section 10).

In Sections 10.5 and 10.6 of the Commercial Agreement, the phrase “Except for the licenses granted under Sections 2.5.2, 6.2 and 10.2” is hereby amended to read “Except for the licenses granted under Sections 2.5.2, 3.1.4, 3.3, 6.2 and 10.2”.

2.8        General (Section 14).

The following new Section 14.16 is hereby added and incorporated into the Commercial Agreement immediately after Section 14.15:

14.16           Release from Claims.  Microsoft, NewCo, and B&N and their respective successors and assigns hereby release any and all claims based on actual or alleged performance or non-performance by any other party under the Agreement through the Amendment No. 2 Effective Date.

2.9        Additional Definitions (Exhibit A).

The following definitions are hereby added or replaced and incorporated into Exhibit A of the Commercial Agreement in alphabetical order with the other definitions in Exhibit A:

“Amendment No. 2 Effective Date” means March 10, 2014.

“MCR Transition Date” means the earlier of (a) the expiration of One Hundred Twenty_(120) days after the date when the first version of the Microsoft Consumer Reader is made commercially available in the Windows Store or (b) [***].

“Microsoft Consumer Reader” means [***].

“Microsoft Products and Services” means Microsoft products and services designed to interact with Content and annotations to Content. For the avoidance of doubt, Microsoft Products and Services do not include the Microsoft Commerce Platform or the NewCo Apps, regardless of whether they are distributed in connection with or as part of Microsoft Products and Services.

“NewCo Data” means data in the Microsoft Commerce Platform due to the reliance of a NewCo App and the NewCo Store on that system or transmitted via the NewCo APIs (i.e. data that identifies an individual as a customer of the NewCo Store, identifies a publisher and the publication of its Content in the NewCo Store, and identifies a purchase transaction in the NewCo Store as associated with a customer or publisher).

“NewCo Store” means any of the online bookstores through which NewCo offers customers (including resellers and other distributors, as well as consumers) the ability to acquire, purchase, consume (read, annotate, etc.), access and/or publish Reading Content as a service for client devices and applications (and which, prior to transfer to NewCo, was the B&N Store).

“Performance Threshold” means [***].

“Promotion Trigger” means, with respect to a Region, the date that, with respect to such Region, NewCo has concluded Material Commercial Content Agreements with professional publishers in such Region.

“Reading Content” means electronic books, magazines, periodicals, comic books, children’s books and other reading and reading-related content.

Section 3.   General Provisions.

3.1          Limited Amendment.

Except as specifically provided in this Amendment, the Commercial Agreement remains in full force and effect in accordance with its terms without any other amendments or modifications.  This Amendment sets forth the entire agreement, and supersedes any and all prior agreements (including the Memorandum of Understanding dated December 14, 2013), of the Parties with respect to the amendments set forth in this Amendment.

3.2          Additional Provisions.

Sections 14.4, 14.5, 14.6, 14.7, 14.8, 14.9, 14.10, 14.12 and 14.13 of the Commercial Agreement will apply to this Amendment as if set forth fully herein.

3.3          Effectiveness.

This Amendment will become effective when signed by each of the parties and then as of the Amendment No. 2 Effective Date.

Microsoft Corporation	Barnes and Noble, Inc.
Signature: /s/ Satya Nadella	Signature: /s/ Michael P. Huseby
Printed Name: Satya Nadella	Printed Name: Michael P. Huseby
Title: Chief Executive Officer	Title: Chief Executive Officer
Date Signed: 3/10/2014	Date Signed: 3/10/2014
Nook Media LLC
Signature: /s/ Michael P. Huseby
Printed Name: Michael P. Huseby
Title: Chief Executive Officer
Date Signed: 3/10/2014

Exhibit F

NewCo Branding Mock-Ups

Slide 1

Slide 2

Slide 3